EXHIBIT 10A

                      AMENDMENT NO. I TO THE THIRD AMENDED
                    AND RESTATED REVOLVING CREDIT AGREEMENT

          This AMENDMENT NUMBER ONE TO THE THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "Amendment") is made as of April 21, 1995 by and among General American Transportation Corporation, a New York corporation (the "Company"), the undersigned financial institutions, including Bankers Trust Company ("BT"), in their capacities as lenders (the "Banks"), and BT, in its capacity as the Agent for the Banks.
          PRELIMINARY STATEMENT. The Company, the Banks and the Agent heretofore entered into that certain Third Amended and Restated Revolving Credit Agreement dated as of March 31, 1994 (the "Credit Agreement"). The Company, the Banks and the Agent have agreed to amend the Credit Agreement as hereinafter set forth. All capitalized terms used but not defined herein have the meanings ascribed to such terms in the Credit Agreement.
     SECTION 3- Amendments to Credit Agreement. The Credit Agreement is, as of the date hereof, hereby amended as follows:
              (i) The following new definition is hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

                  "First Amendment Date" shall mean April 21, 1995.
             (ii) The definition of "Maturity Date" contained in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced as follows:

                  "Maturity Date" shall mean April 21, 2000.

              (iii) The definition of "Required Banks" contained in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced as follows:
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                      "Required  Banks" shall mean at any time Banks  holding at least fifty-one percent (51%) of the then aggregate unpaid principal amount of the Loans, or, if no such principal amount is then outstanding, Banks having at least fifty-one percent (51%) of the aggregate Commitments.



         (iv) Section 2.05(b) of the Credit Agreement is hereby deleted in its entirety and replaced as follows:

              (b) The Company agrees to pay interest in respect of the unpaid principal amount of each Eurodollar Loan made to the Company on or after, or then outstanding on, the First Amendment Date from the date thereof (or from the First Amendment Date if such Eurodollar Loan is already outstanding as of the First Amendment Date) to maturity of such Loan (whether by acceleration or otherwise) at a rate per annum which shall be equal to the Eurodollar Rate plus the percentage per annum set forth below corresponding to the higher of the Company's Bond Ratings as of the first day of the applicable Interest Period:

             Bond Ratings                    Percentage
          -------------------             -----------------
          A/A2                                    .200%
          A-/A3                                   .225%
          BBB+/Baal                               .250%
          BBB/Baa2                                .250%
          BBB-/Baa3 or below                      .375%
         (or unrated by
         either or both of
         the Agencies)

         ; provided, that, the Company agrees to pay interest in respect of the unpaid principal amount of each Eurodollar Loan made to the Company prior to the First Amendment Date from the date thereof to but not including the First Amendment Date (or to the earlier maturity of such Eurodollar Loan) at a rate per annum which shall be equal to the
         Eurodollar Rate plus the percentage per annum set forth below corresponding to the lower of the Company's Bond Ratings as of the first day of the applicable Interest Period:



                                  -2-


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           Bond Ratings                  Percentage
         -------------------           ---------------
         A/A2                                 .225%
         A-/A3                                .235%
         BBB+/Baal                            .240%
         BBB/Baa2                             .275%
         BBB-/Baa3 or below                   .400%
        (or unrated by
        either or both of
        the Agencies)

        (v) Section 2. 10 (a) of the Credit Agreement is hereby deleted in its entirety and replaced as follows:

              (a) Facility Fees. The Company shall pay to the Agent for the account of and pro rata distribution to each Bank a facility fee (collectively, the "Facility Fees") for the period commencing on the First Amendment Date and including the Maturity Date for such Bank (or such earlier date as the Commitments shall have been terminated) computed, subject to Section 2. 10 (b) below, at a rate equal to the percentage per annum set forth below which corresponds to the higher of the Company's Bond Ratings as of the applicable payment date on such Bank's average daily Commitment during such quarter:

           Bond Ratings                             Percentage
       ----------------------------               ---------------
        A/A2                                             .100%
        A-/A3                                            .125%
        BBB+/Baal                                        .150%
        BBB/Baa2                                         .175%
        BBB-/Baa3 or below                               .225%
          (or unrated by
          either or both of
          the Agencies)

         ; provided, that, the Company shall pay to the Agent for the account of and pro rata distribution to each Bank a Facility Fee for the period commencing on the Third Restatement Date to but not including the First Amendment Date for such Bank (or such earlier date as the Commitments shall have been terminated) computed, subject to Section 2.10(b) below, at a rate equal to the percentage per annum set forth below which corresponds to the lower of the Company's Bonds Ratings as of the applicable payment date on such Bank's average daily Commitment during such quarter:

              Bond Ratings                     Percentage
          ---------------------            --------------
               A/A2                               .1250%
               A-/A3                              .1400%
               BBB+/Baal                          .1875%
               BBB/Baa2                           .2250%
               BBB-/Baa3 or below                 .2250%
              (or unrated by
              either or both of
              the Agencies)

Such Facility Fees shall be payable in arrears on the last Business Day of each January, April, July and October, and on the Maturity Date or such earlier date as the Commitments shall be terminated.

     SECTION 2. Representations and Warranties of the Company. The Company represents and warrants to the Banks and the Agent (i) that the execution, delivery and performance of this Amendment and the consummation of the transactions contemplated hereby by the Company have been duly authorized by all necessary corporate action, (ii) that all of the representations and warranties of the Company contained in the Credit Agreement or otherwise in writing, or deemed (pursuant to Section 3.01 of the Credit Agreement) to be made by the Company or any of its officers under or in connection with the credit Agreement, are, as of the date hereof, true and correct in all material respects after taking into account any changes permitted or contemplated by the Credit Agreement, (iii) that no Event of Default or Default has occurred or is continuing as of the date hereof, and (iv) that this Amendment is a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as the enforcement thereof may be subject to
(A) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and (B) general principles of
                                           -4-
equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).
     SECTION 3. Reference to and Effect on the credit  Agreement.
          (a) Upon the effectiveness of Section I hereof, on and after the date hereof each reference in the Credit Agreement to "this Agreement, "hereunder," "hereof," "herein," or words of 1ike import, and each reference to the Credit Agreement in the Notes and all other documents executed and delivered in connection therewith (collectively, together with the Credit Agreement, the "Loan Documents") shall mean and be a reference to the Credit Agreement as amended hereby.
          (b) Except as specifically amended above, the Credit Agreement, the Notes and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Banks or the Agent under the Credit Agreement, the Notes or any of the other Loan Documents.
     SECTION 4, Costs, Expenses and Taxes. Pursuant to the provisions of the Credit Agreement, the Company agrees to pay on demand all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees and out-of-pocket expenses of counsel with respect thereto. In addition, the Company shall pay any and all stamp and other taxes and fees payable or determined to be
                                     -5-
payable in connection with the execution and delivery of this Amendment and agrees to save the Banks and the Agent harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.
     SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.
     SECTION 6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE INTERNAL CONFLICTS OF LAW PROVISIONS THEREOF.
     SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.
     SECTION 8. Effectiveness of the Amendment. The approval of each amendment by each Bank pursuant to this Amendment is not conditioned upon the approval of any other amendment by any Bank pursuant to this Amendment.
                                    [signature pages follow]

                                    Amendment No. I to the
                                    Third Amended and Restated Revolving Credit
                                    Agreement dated as of April 21, 1995

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                 GENERAL AMERICAN TRANSPORTATION
                                   CORPORATION

                                 By: /s/E. Paul Dunn
                                    ----------------------------------------
                                 Its: Treasurer
                                    ----------------------------------------


                                 BANKERS TRUST COMPANY, in its
                                     individual capacity and as the Agent
                                 By: /s/Mary Jo Jolly
                                     -----------------------------------------
                                 Its: Assistant Vice President
                                     ----------------------------------------


                                 ABN AMRO BANK N.V.,
                                   CHICAGO BRANCH
                                 By:/s/David H. Hannah
                                    -----------------------------------------
                                 Its:Group Vice President
                                     ----------------------------------------
                                 By:/s/James M. Minich
                                    -----------------------------------------
                                 Its:Assistant Vice President
                                     ----------------------------------------

                             Amendment No. I to the
                             Third Amended and Restated Revolving Credit
                             Agreement dated as of April 21, 1995

                                        THE BANK OF NEW YORK

                                    By:/s/
                                        ----------------------------------------
                                    Its: Assiatant Vice President
                                         ---------------------------------------


                                        THE CHASE MANHATTAN BANK
                                           (NATIONAL ASSOCIATION)
                                    By: /s/Donna M. Schmitt
                                        ----------------------------------------
                                    Its: Vice President
                                        ----------------------------------------

                                       CHEMICAL BANK

                                    By: /s/Julie S. Long
                                        ----------------------------------------
                                    Its: Vice President
                                        ----------------------------------------

                                       THE FIRST NATIONAL BANK OF CHICAGO
                                    By: /s/William Artz
                                        ----------------------------------------
                                    Its: Assistant Vice President
                                        ----------------------------------------

                                       THE INDUSTRIAL BANK OF JAPAN. LTD

                                    By: /s/Hiroaki Nakamura
                                        ----------------------------------------
                                    Its: Joint General Manager
                                        ----------------------------------------
                                          -8-

                                  Amendment No. I to the
                                  Third Amended and Restated Revolving Credit
                                  Agreement dated as of April 21, 1995

                                    MELLON BANK, N.A.

                             By: /s/
                                 -----------------------------------------
                             Its: Vice President
                                 ----------------------------------------


                                 BANK OF MONTREAL

                             By: /s/Randall B. Becker
                                 -----------------------------------------
                             Its: Managing Director
                                 ----------------------------------------

                                SWISS BANK CORPORATION

                             By: /s/William A. McDonnell
                                 -----------------------------------------
                             Its: Associate Director, Merchant Banking
                                 ----------------------------------------
                             By: /s/Nancy A. Russell
                                 -----------------------------------------
                             Its: Associate Director, Merchant Banking
                                 ----------------------------------------


                                   CITIBANK, N.A.
                             By: /s/Barbara A. Cohen
                                 -----------------------------------------
                             Its: Vice President
                                 ----------------------------------------

                                   J.P. MORGAN DELAWARE

                            By: /s/Jacqlyn Kennedy Sisson
                                 -----------------------------------------
                            Its: Associate
                                  ----------------------------------------